REGISTRATION RIGHTS AGREEMENT

     THIS REGISTRATION RIGHTS AGREEMENT (this "Agreement") is made as of September 18, 2000, by and among UNIFAB INTERNATIONAL, INC., a Louisiana corporation (the "Company") and the persons listed on SCHEDULE A hereto (collectively, the "Purchasers").

                                R E C I T A L S:

     WHEREAS, the Purchasers have executed and delivered to the Company that certain Stock Purchase Agreement (the "Purchase Agreement") pursuant to which they will purchase in a private placement (the "Offering") shares of the $.01 par value per share common stock (the "Common Stock") of the Company (the "Stock Purchase");

     WHEREAS, pursuant to the Purchase Agreement, the Company will issue and sell to the Purchasers shares of Common Stock;

     WHEREAS, as an inducement to and condition of the Purchasers consummating the Stock Purchase, the Company desires to provide the Purchasers with the registration under the Securities Act of 1933, as amended (the "Securities Act"), of offers and resales of Common Stock purchased by the Purchasers in the Offering (the "Primary Shares");

     WHEREAS, the Company has entered into an engagement letter agreement (the "Placement Agreement") with Morgan Keegan & Company, Inc. (the
"Placement Agent") dated June 15, 2000 pursuant to which the Company, upon closing of the transaction pursuant to the Purchase Agreement, has agreed to issue to the Placement Agent warrants (the "Placement Warrants") to purchase 60,000 shares of Common Stock (the "Placement Warrant Shares"); and

     WHEREAS, pursuant to the Placement Agreement the Company has agreed to register under the Securities Act the Placement Warrant Shares to the same extent as the Primary Shares.

     NOW, THEREFORE, in consideration of the recitals made above and the mutual covenants and agreements stated herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

     1. CERTAIN DEFINITIONS. As used in this Agreement, the following terms shall have the following meanings:

     "BEST EFFORTS" means the taking of all commercially reasonable steps to cause or prevent any event or condition which would have been taken in similar circumstances by a reasonably prudent business person engaged in a similar business for the advancement or protection of his own economic interest in light of the consequences of failure to cause or prevent the occurrence of such event or condition.

     "CLOSING" means the closing of the Stock Purchase pursuant to the Purchase Agreement.

     "COMMISSION" means the Securities and Exchange Commission or any other federal agency at the time administering the Securities Act.

     "COMMON STOCK" has the meaning set forth in the recitals above.

     "COMPANY" has the meaning set forth in the preface above.

     "FORM S-3" means a registration statement on Form S-3 adopted by the Commission under the Securities Act or any substantially similar form from time to time in effect.

     "HOLDER" means any holder of outstanding Registrable Securities which have not been sold to the public, but only if such holder is a Purchaser.

     "PENALTY WARRANT" has the meaning set forth in SECTION 9.11 below.

     "PENALTY WARRANT SHARES" means shares of Common Stock issuable upon exercise of the Penalty Warrant.

     "PRIMARY SHARES" has the meaning set forth in the recitals above.

     "PURCHASE AGREEMENT" has the meaning set forth in recitals above.

     "PURCHASERS" has the meaning set forth in the preface above.

     "REGISTER," "REGISTERED" and "REGISTRATION" refer to a registration of the offer and sale of securities pursuant to the Securities Act effected by preparing and filing a Registration Statement (defined below) in compliance with the Securities Act, and the declaration or ordering of the effectiveness of such registration statement.

     "REGISTRABLE SECURITIES" means (i) the Primary Shares issued to the Purchasers pursuant to the Purchase Agreement; (ii) the Penalty Warrant Shares; (iii) the Placement Warrant Shares; and (iii) shares of Common Stock or shares or units of other securities issued pursuant to any stock split, stock dividend, reorganization, recapitalization, reclassification, or other distribution or change in respect of the shares of the Common Stock.

     "REGISTRATION EXPENSES" means all expenses excluding Selling Expenses incurred by the Company in effecting any Registration pursuant to this Agreement and in complying with SECTION 2 and SECTION 3 of this Agreement, including, without limitation, all registration, qualification and filing fees, printing expenses, escrow fees, fees and disbursements of counsel for the Company and of a single special counsel for the Holders (if different from the Company's counsel), blue sky fees and expenses, and the expense of any special audits incident to or required by any such Registration (but excluding the compensation of regular employees of the Company which shall be paid in any event by the Company).

     "REGISTRATION STATEMENT" means a registration statement on a form prescribed by the Commission for use in registering the offer and resale of securities under the Securities Act.

     "SECURITIES ACT" means the Securities Act of 1933, as amended, or any similar federal statute and the rules and regulations of the Commission thereunder, all as the same shall be in effect from time-to-time.

     "SELLING EXPENSES" means all underwriting discounts, selling commissions and stock transfer taxes applicable to the sale of Registrable Securities pursuant to a Registration Statement prepared pursuant to this Agreement.

     "STOCK PURCHASE" has the meaning set forth in the recitals above.

     2.   COVENANT TO EFFECT REGISTRATION.

     (a) FILING OF SHELF REGISTRATION STATEMENT. Subject to exceptions and limitations described herein, the Company shall as soon as practicable cause a Registration Statement to be filed with the Commission on Form S-3, if available, or, if Form S-3 is not available for the Registration of the Registrable Securities, on such form as may be prescribed by the Commission, providing for the resale of the Primary Shares and the Placement Warrant Shares, and, if the Penalty Warrant is issued, the Penalty Warrant Shares. Such Registration Statement shall contain all appropriate undertakings necessary to comply with Rule 415 under the Securities Act pertaining to "shelf registration" or delayed offerings of securities. The Company shall use its Best Efforts to cause the Commission to declare such Registration Statement effective and to maintain the effectiveness of such Registration Statement pursuant to SECTION 5 below. In the event the Commission will not permit such Registration Statement to become effective because of the inclusion therein of Placement Warrant Shares and/or Penalty Warrant Shares that shall not have been issued at the time effectiveness of the Registration Statement shall have been requested, then the Company shall file an amendment to such Registration Statement covering the resale of only the Primary Shares and shall use its Best Efforts to cause the Commission to declare such amended Registration Statement effective and to maintain the effectiveness thereof pursuant to
SECTION 5 below.

     (b) REGISTRATION OF OTHER SECURITIES IN REGISTRATION. Any Registration Statement filed pursuant to SECTION 2(A) may include securities of the Company other than Registrable Securities. The securities of the Company to be registered may include shares held by the Holders, shares held by other shareholders, or shares to be issued by the Company.

     (c) BLUE SKY IN REGISTRATION. In the event of any Registration pursuant to this SECTION 2, the Company shall use its Best Efforts to register and/or qualify the securities covered by the Registration Statement under such other securities or Blue Sky laws of such jurisdictions as shall be reasonably requested by the Holders participating in the Registration and as may be reasonably appropriate for the distribution of such Registrable Securities, provided, however, that notwithstanding anything in this Agreement to the contrary, in the event any jurisdiction in which the securities shall be qualified imposes a non-waivable requirement that expenses incurred in connection with the qualification of the Registrable Securities be borne by selling shareholders, the Holders shall pay their pro rata share of such expenses.

     3.   PIGGYBACK REGISTRATION.   The  provisions of this SECTION 3 shall
apply only with respect to Penalty Warrant Shares and Placement Warrant Shares that are not Registered pursuant to SECTION 2 above.

     (a) NOTICE OF PIGGYBACK REGISTRATION. Subject to the exceptions and limitations contained herein, if, at any time or from time-to-time, the Company shall Register any of its securities, either for its own account or the account of a security holder or holders other than (i) a Registration relating solely to employee benefit plans, or (ii) a Registration relating solely to a transaction described in Rule 145 under the Securities Act, the Company will: (i) promptly give to each Holder written notice thereof (which notice shall include a list of jurisdictions in which the Company intends to attempt to qualify such securities under applicable Blue Sky or other state securities laws), and (ii) include in such Registration (and any related registration and/or qualification under the applicable Blue Sky or other state securities laws), and in any Underwritten Offering pursuant to such Registration, all Registrable Securities specified in a written request or requests delivered to the Company by any Holder within twenty
(20) days after receipt of such written notice from the Company by such Holder.

     (b)  PIGGYBACK REGISTRATION IN UNDERWRITTEN OFFERINGS.

     (i) NOTICE OF UNDERWRITTEN OFFERING. If the Registration of which the Company gives notice is for an Underwritten Offering commenced at the election of the Company (and not pursuant to the exercise of rights pursuant to SECTION 2 hereof), the Company shall so advise the Holders as a part of the written notice given pursuant to SECTION 3(A). In such event, the right of any Holder to Registration shall be conditioned upon there being an Underwritten Offering, and the inclusion of such Holder's Registrable Securities in such Registration and Underwritten Offering to the extent provided in and in compliance with this SECTION 3. All Holders proposing to distribute their securities through such Underwritten Offering shall (together with the Company and any other holders distributing securities through such underwriting) enter into an underwriting agreement containing the terms and conditions agreed to by the Company. The Holders shall have no right to participate in the selection of underwriters for an offering pursuant to this SECTION 3.2.

     (ii) MARKETING LIMITATION IN PIGGYBACK REGISTRATION. In the event the representative of the underwriters in any Underwritten Offering advises the Company in writing that market factors (including, without limitation, the aggregate number of shares of Common Stock requested to be Registered, the general condition of the market, and the status of the persons proposing to sell securities in the Underwritten Offering) require a limitation of the shares to be offered and sold in the Underwritten Offering by persons other than the Company, then the number of shares to be excluded from the Underwritten Offering shall be determined in the following order: (i) first, securities held by persons other than the Company who are not contractually entitled to include securities in the Registration; and (ii) second, securities that are contractually entitled to be included in the Registration including securities Registrable pursuant to this SECTION 3. Any partial reduction in the number of shares or securities included in the Underwritten Offering affecting any of the two (2) classes set forth in the immediately preceding sentence shall be allocated among the persons in any such class pro rata, as nearly as practicable, based on the number of Registrable Securities held by each person and included in the Registration as a percentage of the aggregate Registrable Securities held by all persons and included in the Registration.

     (iii) WITHDRAWAL IN PIGGYBACK REGISTRATION. If any Holder who shall exercise piggyback registration rights pursuant to this SECTION 3 shall disapprove of the proposed terms of any Underwritten Offering, he may elect to withdraw therefrom by written notice to the Company and the underwriters delivered at least two (2) days prior to the effective date of the Registration Statement. Any Registrable Securities or other securities excluded or withdrawn from such Underwritten Offering shall be withdrawn from such Registration.

     (c) BLUE SKY IN PIGGYBACK REGISTRATION. In the event of any Registration of Registrable Securities pursuant to SECTION 3, the Company will use its best efforts to register and/or qualify the securities covered by the Registration Statement under the securities or Blue Sky laws of such jurisdictions as shall be reasonably appropriate for the distribution of the Registrable Securities.

     (d) RIGHT TO TERMINATE REGISTRATION. The Company shall have the right to terminate or withdraw any Registration initiated by it that triggers piggyback registration rights pursuant to this SECTION 3 prior to the effectiveness of such Registration, whether or not any Holder has elected to include securities in such registration.

     4. EXPENSES OF REGISTRATION. All Registration Expenses incurred in connection with any registration pursuant to SECTION 2 and SECTION 3 shall be borne by the Company. All Selling Expenses shall be allocated among the persons participating in any Registration based, in an Underwritten Offering, on the relative gross proceeds allocable to each such person and, in a non-Underwritten Offering, based on the Selling Expenses actually incurred with respect to the sale of Registrable Securities of each person whose shares were included in the Registration.

     5. REGISTRATION PROCEDURES. The Company will keep each Holder whose Registrable Securities are included in any Registration pursuant to this Agreement advised in writing as to the initiation and completion of such registration. The Company shall cause any registration statement filed pursuant to SECTION 2(A) above to comply with the requirements of Rule 415 and shall use its best efforts to comply with the undertakings required thereby to qualify the registration as a "shelf registration" pursuant to Rule 415. At its expense, the Company shall: (a) use its best efforts to keep such Registration Statement effective for so long as Holders who are not affiliates of the Company whose Registrable Securities are included in the Registration Statement are subject to the volume or manner of resale restrictions set forth in Rule 144 under the Securities Act or until the Holder or Holders have completed the distribution described in the Registration Statement relating thereto, whichever first occurs; (b) furnish such number of prospectuses (including preliminary prospectuses) and other documents as a Holder from time-to-time reasonably may request;
(c) prepare and file with the Commission such amendments and supplements to such Registration Statement and the prospectus used in connection with such Registration Statement as may be necessary
to  comply  with  the  provisions  of  the  Securities   Act  with  respect
to  the   disposition  of  all  Registrable  Securities  covered   by  such

Registration Statement; (d) notify each seller of Registrable Securities covered by such Registration Statement at any time when a prospectus relating thereto is required to be delivered under the Securities Act of the happening of any event as a result of which the prospectus included in such Registration Statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading or incomplete in the light of the circumstances then existing, and at the request of any such seller, prepare and furnish to such seller a reasonable number of copies of a supplement to or an amendment of such prospectus as may be necessary so that, as thereafter delivered to the purchasers of such shares, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading or incomplete in the light of the ircumstances then existing; provided, however, that if the Company is engaged in confidential activities the disclosure of which the Company has determined in good faith would be materially detrimental to the Company, the Company need not prepare and deliver any such supplement or amendment for a period not exceeding 60 days; (e) cause all such Registrable Securities registered on such Registration Statement to be listed on each securities exchange or automated quotation service (including the National Market of The Nasdaq Stock Market) on which similar securities issued by the Company are then listed; (f) provide a transfer agent and registrar for all Registrable Securities registered pursuant to such Registration Statement and a CUSIP number for all such Registrable Securities, in each case not later than the effective date of such Registration; (g) file with the Commission, in a timely manner, a Form 8-K (using Item 5 and not Item 9) or such other appropriate form for each press release made by the Company in which it discloses material information; and (h) otherwise use its Best Efforts to comply with all applicable rules and regulations of the Commission, and make available to its security holders, as soon as reasonably practicable, an earnings statement covering the period of at least twelve months, but not more than eighteen months, beginning with the first month after the effective date of the Registration Statement, which earnings statement shall satisfy the provisions of Section 11(a) of the Securities Act shall be reasonably required.

     6. INFORMATION FURNISHED BY HOLDER. It shall be a condition precedent to the Company's obligations under this Agreement that each Holder of Registrable Securities included in any Registration furnish to the Company such information regarding such Holder and the distribution proposed by such Holder or Holders as the Company may reasonably request in writing and as shall be reasonably required.

     7.   INDEMNIFICATION.

     (a) COMPANY'S INDEMNIFICATION OF HOLDERS. The Company shall indemnify and hold harmless each Holder, each of its agents, legal counsel and accountants and each (i) person controlling such Holder within the meaning of Section 15 of the Securities Act ("Controlling Person"); and
(ii) each underwriter and each Controlling Person of such underwriter, with respect to which Registration, qualification or compliance of Registrable Securities has been effected pursuant to this Agreement against all claims, losses, damages, expenses or liabilities (or actions in respect thereof) to the extent such claims, losses, damages, expenses or liabilities (or actions, proceedings or settlements in respect thereto) arise out of or are based upon any untrue statement

(or alleged untrue statement) of a material fact contained in any prospectus or other document prepared by the Company (including any related Registration Statement notification or the like) incident to any such Registration, qualification or compliance, or are based on any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, or any violation by the Company of the Securities Act or any rule or regulation promulgated under the Securities Act applicable to the Company and relating to action or inaction required of the Company in connection with any such Registration, qualification or compliance; and the Company will reimburse each such indemnified party and each Controlling Person, for any legal and any other expenses reasonably incurred in connection with investigating, defending or settling any such claim, loss, damage, liability or action; provided, however, that the indemnity contained in this Section 7(a) shall not apply to amounts paid in settlement of any such claim, loss, damage, liability or action if settlement is effected without the consent of the Company; and provided, further, that the Company will not be liable in any such case to the extent that any such claim, loss, damage, liability or expense arises out of or is based upon any untrue statement or omission based upon written information furnished to the Company by such Holder, Controlling Person of such Holder and stated to be specifically for use therein, in which case such Holder or Controlling Person of such Holder shall likewise indemnify the Company.

     (b) INDEMNIFICATION PROCEDURE. Promptly after receipt by an indemnified party under this SECTION 7 of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against an indemnifying party under this SECTION 7, notify the indemnifying party in writing of the commencement thereof and generally summarize such action. The indemnifying party shall have the right to participate in and to assume the defense of such claim; provided, however, that the indemnifying party shall be entitled to select counsel for the defense of such claim with the approval of any parties entitled to indemnification, which approval shall not be unreasonably withheld; provided further, however, that if either party reasonably determines that there may be a conflict between the position of the Company and the Holders in conducting the defense of such action, suit or proceeding by reason of recognized claims for indemnity under this SECTION 7, then counsel for such party shall be entitled to conduct the defense to the extent reasonably determined by such counsel to be necessary to protect the interest of such party. The failure to notify an indemnifying party promptly of the commencement of any such action, if prejudicial to the ability of the indemnifying party to defend such action, shall relieve such indemnifying party, to the extent so prejudiced, of any liability to the indemnified party under this SECTION 7, but the omission so to notify the indemnifying party will not relieve such party of any liability that such party may have to any indemnified party otherwise other than under this SECTION 7.

     8. MARKET STAND-OFF. In consideration of the granting to the Purchaser of the registration rights pursuant to this Agreement, each of them agrees that, for so long as such Holder holds Common
Stock, except as permitted by SECTION 2 and SECTION 3 above, such Holder will not sell, transfer or otherwise dispose of, including, without limitation, through the use of any put or call option, short sale or other derivative arrangement, shares of Common Stock in the ten days prior to the effectiveness of any Registration
Statement   (other   than   a   registration   statement  on  Form  S-8  or
Form  S-4,  or  any  successor  form)  with  respect  to  shares  of Common

Stock pursuant to which such Common Stock will be offered for sale to the public (except pursuant to the Registration Statements described in SECTION 2 or SECTION 3 above), and for up to one hundred eighty (180) days following the effectiveness of such Registration Statement, provided that the underwriters of any such offering shall reasonably request that the Stockholders be bound by such restrictions.

     9.   MISCELLANEOUS.

     9.1 ASSIGNMENT. Except as otherwise provided in this Agreement, the terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective successors and assigns of the parties to this Agreement.

     9.2 THIRD PARTIES. Nothing in this Agreement, express or implied, is intended to confer upon any party, other than the parties to this Agreement, and their respective successors and assigns, any rights, remedies, obligations or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement.

     9.3 GOVERNING LAW. This Agreement shall be governed by and construed under the laws of the State of New York in the United States of America without giving effect to the conflicts of laws principles thereof.

     9.4 COUNTERPARTS. This Agreement may be executed in counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

     9.5 NOTICES. All notices, requests, demands, claims, and other communications hereunder shall be in writing and shall be given by registered or certified mail, return receipt requested, postage prepaid, by telecopier or by national overnight delivery service, and addressed to the intended recipient as set forth below



     IF TO THE COMPANY:


     UNIFAB International, Inc.
     5007 Port Road
     New Iberia, Lousiana 70562
     Attention: Chief Executive Officer
     Facsimile: (337) 367-8291


     IF TO PURCHASER:

     To the Purchasers listed on Schedule A,
     at the addresses listed on Schedule A.

     Any notice given in the manner aforesaid shall be deemed to have been served, and shall be effective for all purposes hereof if sent by registered or certified mail, on the earlier of the second day following the day on which it is posted or the date of its receipt by the party to be notified, if sent by telecopier, the day actually received as evidenced by a written receipt of transmission and if sent by overnight delivery service, the day after such notice has been delivered by the party to said service. Any Party may change the address to which notices, requests, demands, claims, and other communications hereunder are to be delivered by giving the other Party notice in the manner herein set forth.

     9.6 SEVERABILITY. If one or more provisions of this Agreement are held to be unenforceable under applicable law, portions of such provisions, or such provisions in their entirety, to the extent necessary, shall be severed from this Agreement, and the balance of this Agreement shall be enforceable in accordance with its terms.

     9.7 AMENDMENT AND WAIVER. Any provision of this Agreement may be amended or waived with the written consent of the Company and the Holders of at least a majority of the outstanding shares of the Registrable Securities, so long as the effect is to treat all Holders equally. Any amendment or waiver of this Agreement shall require the written consent of any Holder who is disproportionately adversely affected by such amendment or waiver. Any amendment or waiver effected in accordance with this paragraph shall be binding upon each Holder of Registrable Securities and the Company. In addition, the Company may waive performance of any obligation owing to it, as to some or all of the Holders of Registrable Securities, or agree to accept alternatives to such performance, without obtaining the consent of any Holder of Registrable Securities. In the event that an underwriting agreement is entered into between the Company and any Holder, and such underwriting agreement contains terms differing from this Agreement, as to any such Holder the terms of such underwriting agreement shall govern.

     9.8 EFFECT OF AMENDMENT OR WAIVER. The Purchasers and their successors and assigns acknowledge that by the operation of SECTION 9.7 of this Agreement the holders of a majority of the outstanding Registrable Securities, acting in conjunction with the Company, will have the right and power to diminish or eliminate any or all rights or increase any or all obligations pursuant to this Agreement.

     9.9 RIGHTS OF HOLDERS. Each holder of Registrable Securities shall have the absolute right to exercise or refrain from exercising any right or rights that such holder may have by reason of this Agreement, including, without limitation, the right to consent to the waiver or modification of any obligation under this Agreement, and such holder shall not incur any liability to any other holder of any securities of the Company as a result of exercising or refraining from exercising any such right or rights.

     9.10 DELAYS OR OMISSIONS. No delay or omission to exercise any right, power or remedy accruing to any party to this Agreement, upon any breach or default of the other party, shall impair any such right, power or remedy of such non-breaching party nor shall it be construed to be a waiver of any such breach or default, or an acquiescence therein, or of or in any similar breach or default thereafter occurring; nor shall any waiver of any single breach or default be deemed a waiver of any other breach or default theretofore or thereafter occurring. Any waiver, permit, consent or approval of any kind or character on the part of any party of any breach or default under this Agreement, or any waiver on the part of any party of any provisions or conditions of this Agreement, must be made in writing and shall be effective only to the extent specifically set forth in such writing. All remedies, either under this Agreement, or by law or otherwise afforded to any holder, shall be cumulative and not alternative.

     9.11 FAILURE TO EFFECT REGISTRATION. If the Company shall fail to file the Registration Statement referred to in SECTION 2(A) hereof within thirty (30) days after the issuance of the Primary Shares, then the Company will issue to the Purchasers warrants to purchase Common Stock aggregating ten percent (10 %) of the number of Primary Shares issued in the Offering (the "Penalty Warrants"). The Penalty Warrants, if and when issued, shall be in substantially the form attached hereto as EXHIBIT 1. The Company shall issue and deliver to the Purchasers any Penalty Warrants on the first day (or first business day thereafter) after the end of the thirty (30) day period described above.

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.

                                   COMPANY:

                                   UNIFAB INTERNATIONAL, INC.



                                   By:  /s/ Dailey J. Berard
                                      -------------------------------
                                   Title:  Chief Executive Officer
                                         ----------------------------



                                   PURCHASER:

                                   ____________________________________
                                   [Name of Purchaser]


                                   By:
                                      -------------------------------
                                   Title:
                                         ----------------------------

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.

                                   COMPANY:

                                   UNIFAB INTERNATIONAL, INC.



                                   By:
                                      -------------------------------
                                   Title:
                                         ----------------------------



                                   PURCHASER:

                                    /s/ Theodore W. Price
                                   ----------------------------------
                                   [Name of Purchaser]


                                   By:  Theodore W. Price
                                      -------------------------------
                                   Title:  Managing Director  -
                                         ----------------------------
                                           Chief Investment Officer

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.

                                   COMPANY:

                                   UNIFAB INTERNATIONAL, INC.



                                   By:
                                      -------------------------------
                                   Title:
                                         ----------------------------



                                   PURCHASER:

                                   Columbus Capital Partners, L.P.
                                   ----------------------------------
                                   [Name of Purchaser]
                                   Columbus Capital Management, LLC
                                   General Partner

                                   By:  /s/ Matthew D. Ockner
                                      -------------------------------
                                   Title:  Managing Member
                                         ----------------------------

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.

                                   COMPANY:

                                   UNIFAB INTERNATIONAL, INC.



                                   By:
                                      -------------------------------
                                   Title:
                                         ----------------------------



                                   PURCHASER:

                                    Franklin Street Trust
                                   ----------------------------------
                                   [Name of Purchaser]


                                   By:  /s/ Carol E. Manzon
                                      -------------------------------
                                   Title:  Secretary/Treasurer
                                         ----------------------------

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.

                                   COMPANY:

                                   UNIFAB INTERNATIONAL, INC.



                                   By:
                                      -------------------------------
                                   Title:
                                         ----------------------------



                                   PURCHASER:

                                    Lone Wolf Trading, LLC
                                   ----------------------------------
                                   [Name of Purchaser]


                                   By: /s/  Richard C. McKenzie, Jr.
                                      -------------------------------
                                  (Maria Prawdzik as Attorney in Fact)
                                   Title:  Sole Member
                                         ----------------------------

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.

                                   COMPANY:

                                   UNIFAB INTERNATIONAL, INC.



                                   By:
                                      -------------------------------
                                   Title:
                                         ----------------------------



                                   PURCHASER:

                                    Jupiter Fund/Beacon Management
                                   ----------------------------------
                                   [Name of Purchaser]


                                   By:  /s/ Brian M. Sites
                                      -------------------------------
                                   Title:  Partner
                                         ----------------------------

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.

                                   COMPANY:

                                   UNIFAB INTERNATIONAL, INC.



                                   By:
                                      -------------------------------
                                   Title:
                                         ----------------------------



                                   PURCHASER:

                                    Trusco Capital Management
                                   ----------------------------------
                                   [Name of Purchaser]


                                   By:  /s/ Jason Ling
                                      -------------------------------
                                   Title:  Portfolio Assistant
                                         ----------------------------

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.

                                   COMPANY:

                                   UNIFAB INTERNATIONAL, INC.



                                   By:
                                      -------------------------------
                                   Title:
                                         ----------------------------



                                   PURCHASER:

                                    Dynamis Fund, LP
                                   ----------------------------------
                                   [Name of Purchaser]


                                   By:  Frederic S. Bocock
                                      -------------------------------
                                   Title:  Managing Member
                                         ----------------------------
                                           Dynamis Advisers, LLC/General
                                             Partner

                                Schedule A

                            List of Purchasers


   Mentor Investment Group

   Franklin Street Trust Co.

   Beacon Management

   SSCM, LLC

   Lone Wolfe Trading LLC

   Trusco Capital Management

   Columbus Capital Partners, L.P.

                                 EXHIBIT 1

     THIS WARRANT (THIS "WARRANT") HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR APPLICABLE STATE SECURITIES LAWS. THIS WARRANT MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT AS TO THIS WARRANT UNDER SAID ACT AND APPLICABLE STATE SECURITIES LAWS OR AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO UNIFAB INTERNATIONAL, INC. (THE "COMPANY") THAT SUCH REGISTRATION IS NOT REQUIRED.

     Warrant Certificate No. _________

     ____________ ___, 2000

                   WARRANT TO PURCHASE SHARES OF COMMON STOCK

                                       OF

                           UNIFAB INTERNATIONAL, INC.

          This certifies that [ ], or its successors or assigns (the "HOLDER"), is entitled, subject to the terms set forth below, at any time during the Exercise Period (defined in Section 2 hereof) to purchase from UNIFAB INTERNATIONAL, INC., a Louisiana corporation, up to _______________ (____________) fully paid and nonassessable shares (the "WARRANT SHARES") of the Company's Common Stock, par value $.01 per share (the "COMMON STOCK"), at the purchase price per Warrant Share of the greater of book or market value per share of the Common Stock on the date hereof, as reasonably determined by the Company (the "PURCHASE PRICE"). The number of Warrant Shares issuable upon exercise of this Warrant and the Purchase Price shall be subject to adjustment from time to time as provided in
Section 5 hereto.

     1.   THIS  WARRANT.  This Warrant is issued to the Holder pursuant  to
Section 9.11 of that certain Registration Rights Agreement, dated as of September 18, 2000, by and among the persons listed on the signature page thereto (the "REGISTRATION RIGHTS AGREEMENT"). This Warrant does not entitle the Holder to any rights as a stockholder of the Company, except as set forth herein.

     2. EXERCISE. During the period beginning on the date hereof and ending on the second (2nd) anniversary hereof (the "EXERCISE PERIOD"), this Warrant may be exercised at the Purchase Price. The Warrant may be exercised at any time on any business day for all or part of the Warrant Shares issuable hereunder by surrendering this Warrant at the principal office of the Company at 5007 Port Road, New Iberia, Louisiana 70562 (or at such other office of the Company in the United States as the Company may designate from time to time by notice in writing to the Holder), with the subscription form attached hereto fully executed, together with payment in cash or immediately available funds in an amount equal to the Purchase Price multiplied by the number of Warrant Shares as to which the Warrant is being exercised.

     3. PARTIAL EXERCISE. This Warrant may, in accordance with the provisions of this Section 3, be exercised for less than the full number of Warrant Shares. Upon any partial exercise, this Warrant shall be surrendered and a new Warrant of the same tenor and for the purchase of that number of Warrant Shares not purchased upon such partial exercise shall be issued by the Company to the Holder. A Warrant shall be deemed to have been exercised immediately prior to the close of business on the date of its surrender for exercise as provided above, and the person entitled to receive the Warrant Shares issuable upon exercise shall be treated for all purposes as the holder of such shares of record as of the close of business on such date. As soon as practicable on or after such date, and in any event within five (5) business days, the Company shall issue and deliver to the person or persons entitled to receive the Warrant Shares a certificate or certificates for the full number of Warrant Shares issuable upon such exercise.

     4. NET ISSUE EXERCISE. Notwithstanding any provisions herein to the contrary, if the Fair Market Value of one share of Common Stock is greater than the Purchase Price for one share of Common Stock (at the date of calculation, as set forth below), in lieu of exercising this Warrant for cash, the Holder may elect to receive shares of Common Stock equal to the value (as determined below) of this Warrant (or the portion thereof being canceled) by surrender of this Warrant at the principal office of the Company, together with the properly endorsed Warrant Certificate, substantially in the form as attached hereto, in which event the Company shall issue to the Holder that number of shares of Common Stock computed using the following formula:

                               WS = WCS (FMV-PP)
                                    ------------
                                      FMV

     WHERE:

     WS   equals the number of Warrant Shares to be issued to the Holder

     WCS equals the number of shares of Common Stock purchasable under the Warrant or, if only a portion of the Warrant is being exercised, the portion of the Warrant being canceled (at the date of such calculation)

     FMV equals the Fair Market Value of one share of Common Stock (at the date of such calculation)

     PP equals the per share Purchase Price (as adjusted to the date of such calculation) of the Warrant

          As used in this Section 4, the term "FAIR MARKET VALUE" of each Share as of any date shall be the best bid price posted in respect of the Common Stock in the Nasdaq Stock Market's automated dealer quotation system at the close of trading on the day prior to such exercise, or, if the Common Stock shall not then be so quoted, Fair Market Value shall be determined as follows: (A) if the parties hereto can agree on the Fair Market Value, such agreed upon value shall constitute the Fair Market Value; (B) if the parties cannot reach an agreement as to the Fair Market Value within five (5) business days from the onset of negotiations, then such parties shall jointly appoint an appraiser to determine the Fair Market Value; (C) if the parties cannot agree upon the selection of an appraiser within five (5) business days after such five (5) day period, then each party shall deliver to the other a list of three (3) appraisers on or before the third (3rd) business day immediately following the expiration of said five (5) day period, each party shall select one appraiser from the other party's list and notify such other party of its selection on or before the fifth (5th) business day immediately following the expiration of the three (3) day period; (D) if either party does not deliver to the other party a list of appraisers within the three-day period or deliver its selection of the appraiser from the other party's list within the five (5) day period, then the first appraiser listed on the other party's list shall be deemed to have been jointly selected to determine the Fair Market Value; (E) if both parties timely select an appraiser from the other party's list, then the two appraisers so selected shall jointly select a third appraiser, which third appraiser shall independently calculate the Fair Market Value on or before the forty-fifth (45th) day immediately following the date on which it was selected as an appraiser. Any determination of the Fair Market Value made in accordance with the terms hereinabove set forth shall be final and binding on the parties hereto.

     5.   ADJUSTMENTS.

     5.1 ADJUSTMENTS TO WARRANT RIGHTS. The number of Warrant Shares for which Warrants are exercisable, and the Purchase Price of such shares shall be subject to adjustment from time to time as set forth in this Section 5.

     5.2 STOCK DIVIDENDS, SUBDIVISIONS AND COMBINATIONS. If at any time the Company shall:

     (a) take a record of the holders of its Common Stock for the purpose of entitling them to receive a dividend payable in, or other distribution of, additional shares of Common Stock,

          (b) subdivide its outstanding shares of Common Stock into a larger number of shares of Common Stock, or

          (c) combine its outstanding shares of Common Stock into a smaller number of shares of Common Stock,


     then (i) the number of Warrant Shares for which a Warrant is exercisable immediately prior to the occurrence of any such event shall be adjusted to equal the number of shares of Common Stock which a record holder of the same number of shares of Common Stock for which a Warrant is exercisable immediately prior to the occurrence of such event would own or be entitled to receive after the happening of such event and (ii) the Purchase Price immediately prior to the occurrence of such event shall be adjusted to equal the product of the Purchase Price multiplied by a fraction, the numerator of which shall be the number of Warrant Shares for which a Warrant is exercisable immediately prior to the adjustment and the denominator of which shall be the number of Warrant Shares for which a Warrant is exercisable immediately after such adjustment.

     5.3 OTHER DIVIDENDS AND DISTRIBUTIONS. If the Company shall make or fix a record date for the holders of Common Stock entitled to receive a dividend or other distribution payable in securities of the Company other than shares of Common Stock, then lawful and adequate provision shall be made so that Holder shall be entitled to receive upon exercise of the Warrants, for the aggregate Purchase Price in effect prior thereto, in addition to the number of Warrant Shares immediately theretofore issuable upon exercise of the Warrants, the kind and number of securities of the Company which Holder would have owned and been entitled to receive had the Warrants been exercised immediately prior to that date (pro rated in the case of any partial exercise).

     5.4 RECLASSIFICATION, EXCHANGE AND SUBSTITUTION. If the Common Stock is changed into the same or a different number of shares of any class or classes of stock, whether by reclassification, exchange, substitution or otherwise (other than a subdivision or combination of shares, stock dividend or a reorganization, recapitalization, merger, consolidation or sale of assets, each as provided for elsewhere in this Section 5) then the Holder of the Warrants shall be entitled to receive upon exercise of the Warrants, in lieu of the Warrant Shares immediately theretofore issuable upon exercise of the Warrants, for the aggregate Purchase Price in effect prior thereto, the kind and amount of stock and other securities and property receivable upon such reclassification, exchange, substitution or other change, which Holder would have been entitled to receive had the Warrants been exercised immediately prior to such reclassification, exchange, substitution or change (pro rated in the case of any partial exercise).

     5.5 LIQUIDATION. If the Company shall, at any time, prior to the expiration of the Warrants, dissolve, liquidate or wind up its affairs, Holder shall have the right, but not the obligation, to exercise the Warrants. Upon such exercise, Holder shall have the right to receive, in lieu of the shares of Common Stock that Holder otherwise would have been entitled to receive upon such exercise, the same kind and amount of assets as would have been issued, distributed or paid to Holder upon any such dissolution, liquidation or winding up with respect to such shares of Common Stock had Holder been the holder of record of such shares of Common Stock receivable upon exercise of the Warrants on the date for determining those entitled to receive any such distribution. If any such dissolution, liquidation or winding up results in any cash distribution to Holder in excess of the aggregate Purchase Price, Holder may, at Holder's option, exercise the Warrants without making payment of the applicable aggregate Purchase Price and, in such case, the Company shall, upon distribution to Holder, consider the applicable aggregate Purchase Price to have been paid in full, and in making settlement to Holder shall deduct an amount equal to the applicable aggregate Purchase Price from the amount payable to Holder.


     5.6 REORGANIZATIONS, MERGERS, CONSOLIDATIONS OR SALES OF ASSETS. If any of the following transactions (each, a "SPECIAL TRANSACTION") shall become effective: (a) a capital reorganization or recapitalization (other than a dividend or other distribution, subdivision, combination, reclassification, substitution or exchange of shares provided for elsewhere in this

Section 5), (b) a consolidation or merger of the Company with and into another entity (where the Company is not the surviving corporation or where there is a change in, or distribution with respect to, the Common Stock), or (c) a sale or conveyance of all or substantially all of the Company's assets, then, as a condition of the Special Transaction, lawful and adequate provision shall be made so that Holder shall thereafter have the right to purchase and receive upon exercise of the Warrants, in lieu of the Warrant Shares immediately theretofore issuable upon exercise of the Warrants, for the aggregate Purchase Price in effect immediately prior to such consummation, such shares of stock, other securities, cash or other assets ("OTHER PROPERTY") as may be issued or paid pursuant to the terms of such Special Transaction to the holders of shares of Common Stock for which such Warrants could have been exercised immediately prior to such Special Transaction (pro rated in the case of any partial exercise). In connection with any Special Transaction, appropriate provision shall be made with respect to the rights and interests of Holder to the end that the provisions of the Warrants (including without limitation provisions for adjustment of the Purchase Price and the number of Warrant Shares issuable upon the exercise of the Warrants), shall thereafter be applicable, as nearly as may be practicable, to any Other Property thereafter deliverable upon the exercise of the Warrants. The Company shall not effect any Special Transaction unless prior to, or simultaneously with, the closing, the successor entity (if other than the Company), if any, resulting from such consolidation or merger or the entity acquiring such assets shall assume by a written instrument executed and mailed by certified mail or delivered to Holder at the address of Holder appearing on the books of the Company, the obligation of the Company or such successor corporation to deliver to Holder such Other Property, as in accordance with the foregoing provisions, which Holder shall have the right to purchase.

     5.7 NOTICE. Whenever the Warrants or the number of Warrant Shares issuable hereunder is to be adjusted as provided herein or a dividend or distribution (in cash, stock or otherwise and including, without limitation, any distributions under Section 5.5) is to be declared by the Company, or a definitive agreement with respect to a Special Transaction has been entered into, the Company shall forthwith cause to be sent to the Holder at the last address of the Holder shown on the books of the Company, by first-class mail, postage prepaid, at least 5 business days prior to the record date specified in Section 5.7(a)(i) below or at least 10 business days before the date specified in Section 5.7(b) and Section 5.7(a)(ii) below, a notice stating in reasonable detail the relevant facts and any resulting adjustments and the calculation thereof, if applicable, and stating (if applicable):

          (a) the date to be used to determine (i) which holders of Common Stock will be entitled to receive notice of such dividend, distribution, subdivision or combination (the "RECORD DATE"), and (ii) the date as of which such dividend, distribution, subdivision or combination shall be made; or, if a record is not to be taken, the date as of which the holders of Common Stock of record to be entitled to such dividend, distribution, subdivision or combination are to be determined (provided, that in the event the Company institutes a policy of declaring cash dividends on a periodic basis, the Company need only provide the relevant information called for in this Section 5.7(a) with respect to the first cash dividend payment to be made pursuant to such policy and thereafter provide only notice of any changes in the amount or the frequency of any subsequent dividend payments), or

          (b) the date on which a Special Transaction is expected to become effective, and the date as of which it is expected that holders of Common Stock of record shall be entitled to exchange their shares of Common Stock for securities or other property deliverable upon consummation of the Special Transaction (the "EXCHANGE DATE").

     5.8 FRACTIONAL INTERESTS. The Company shall not be required to issue fractions of shares of Common Stock upon the exercise of a Warrant. If any fraction of a share of Common Stock would be issuable upon the exercise of a Warrant, the Company shall, upon such issuance, purchase such fraction for an amount in cash equal to the current value of such fraction, computed on the basis of the Fair Market Value (as defined in Section 4) on the last business day prior to the date of exercise.

6. PAYMENT OF TAXES. All Warrant Shares shall be validly issued, fully paid and nonassessable and free of claims of preemptive rights, and the Company shall pay all issuance taxes and similar governmental charges that may be imposed in respect of the issue or delivery thereof, but in no event shall the Company pay a tax on or measured by the net income or gain attributed to such exercise. Notwithstanding the foregoing, the Company shall not be required to pay any tax which may be payable in respect of any transfer involved in the issuance and delivery of any certificate in a name other than that of the Holder, and the Company shall not be required to issue or deliver any such certificate unless and until the Holder shall have paid to the Company the amount of such tax or shall have established to the satisfaction of the Company that such tax has been paid.

7. TRANSFER AND EXCHANGE. This Warrant shall be transferable in whole or in part, except as otherwise provided herein and except that the Holder hereof represents that it is acquiring this Warrant for its own account and for the purpose of investment and not with a view to any distribution or resale thereof within the meaning of the Securities Act. The Holder further agrees that it will not sell, assign or transfer any of this Warrant unless this Warrant shall have been registered for sale under the Securities Act or until the Company shall have received from counsel for the Holder an opinion to the effect that the proposed sale or other transfer of this Warrant by the Holder may be effected without such registration. The Holder acknowledges that, in taking this unregistered Warrant, it must continue to bear the economic risk of its investment for an indefinite period of time because of the fact that such Warrant has not been registered under the Securities Act and further realizes that such Warrant cannot be sold unless it is subsequently registered under the Securities Act or an exception from such registration is available. The Holder also acknowledges that appropriate legends reflecting the status of this Warrant under the Securities Act may be placed on the face of this Warrant certificate at the time of their transfer and delivery to the Holder hereof. The transfer of Warrant Shares issuable upon exercise of this Warrant is governed by Section 10 hereof.

8. LOSS OR MUTILATION. On receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of this Warrant or a replacement hereof and, in the case of any such loss, theft or destruction, on delivery of an indemnity agreement or security reasonably satisfactory in form and amount to the Company or, in the case of any such mutilation, on surrender and cancellation of this Warrant or a replacement, the Company at its expense will execute and deliver in lieu thereof, a new warrant of like tenor.

9. RESERVATION OF STOCK. The Company will at all times reserve and keep available, solely for issuance and delivery on the exercise of this Warrant, all Warrant Shares from time to time issuable upon the exercise of this Warrant and all shares of the Common Stock from time to time issuable upon the conversion of the Warrant Shares issuable upon the exercise of this Warrant.

10. NEGOTIABILITY. This Warrant is issued upon the following terms, to all of which the Holder, by the taking hereof, consents and agrees:

          (a) title to this Warrant may be transferred by endorsement (by the Holder executing the form of assignment at the end hereof) and delivery in the same manner as in the case of a negotiable instrument transferable by endorsement and delivery and any person in possession of this Warrant properly endorsed is authorized to represent himself as absolute owner hereof and is empowered to transfer absolute title hereto by endorsement and delivery hereof to a bona fide purchaser hereof for value; each prior taker or owner waives and renounces all of his equities or right in this Warrant in favor of each such bona fide purchaser, and each such bona fide purchaser shall acquire absolute title hereto and to all rights represented hereby;

          (b) until this Warrant is transferred on the books of the Company, the Company may treat the registered Holder hereof as the absolute owner hereof for all purposes, notwithstanding any notice to the contrary; and

          (c) the Holder, by its acceptance hereof, represents that it is acquiring this Warrant for investment purposes only and that it does not have any present intention to resell this Warrant or to sell or distribute any Warrant Shares for which this Warrant may be exercised.

11. NOTICES. All notices and other communications from the Company to the Holder shall be mailed by first class registered or certified mail, postage prepaid, or sent by express overnight courier service or electronic facsimile transmission (with a copy by mail) at the address furnished to the Company in writing by the last Holder of this Warrant who shall have furnished an address to the Company in writing.

12. CHANGE, WAIVER. This Warrant and any term hereof may be changed, waived, discharged or terminated only by an instrument in writing signed by the party against which enforcement of such change, waiver, discharge or termination is sought.

13.       HEADINGS.   The  headings  in  this  Warrant  are for purposes of
convenience of reference only and shall not be deemed to constitute a part hereof.

14. LAW GOVERNING. This Warrant shall be construed and enforced in accordance with and governed by the internal laws of New York, without reference to the conflicts of laws provisions in effect therein.

     IN WITNESS WHEREOF, the Company has executed this Warrant under seal as of the date first written above.

     ATTEST:                         UNIFAB INTERNATIONAL, INC.

     By: _________________________   By:______________________

         Name:                          Name:

         Title:                         Title:

                             FORM OF EXERCISE

                   (TO BE SIGNED ONLY ON EXERCISE OF WARRANT)



TO:  UNIFAB INTERNATIONAL, INC.



          The undersigned, the holder of the Warrant attached hereto, hereby irrevocably elects to exercise this Warrant for, and to purchase thereunder, ___________ shares of the Common Stock of UNIFAB INTERNATIONAL, INC., and herewith makes payment of $______________ therefor, and requests that the certificates for such shares be issued in the name of, and delivered to __________________________ whose address is
____________________________________.

     Dated: ________________

     ___________________________________________________

    (SIGNATURE MUST CONFORM TO NAME OF HOLDER  AS SPECIFIED
     ON THE FACE OF THE WARRANT)

     ___________________________________________________

     (ADDRESS)

                            FORM OF ASSIGNMENT

                   (TO BE SIGNED ONLY ON TRANSFER OF WARRANT)

     For value received, the undersigned hereby sells, assigns, and transfers unto ________________________________ the right represented by the Warrant attached hereto to purchase ___________ shares of Common Stock of UNIFAB INTERNATIONAL, INC. to which the within Warrant relates, and appoints ____________________________________ Attorney-In-Fact to transfer such right on the books of UNIFAB INTERNATIONAL, INC. with full power of substitution in the premises.


     Dated: ________________

     ___________________________________________________

    (SIGNATURE MUST CONFORM TO NAME OF HOLDER  AS SPECIFIED
     ON THE FACE OF THE WARRANT)

     ___________________________________________________

     (ADDRESS)



     Signed in the presence of:

     _________________________________